Exhibit 99.1
Omniture Acquires Offermatica
Posted Sep 07, 2007
Combination Will Provide the Industry’s First and Only Integrated Site Optimization Suite
OREM, Utah and San Francisco, California – September 7, 2007 – Omniture, Inc. (NASDAQ:OMTR), a leading provider of online business optimization software, today announced it has entered into a definitive agreement to acquire privately held Offermatica, a leading on-demand A/B testing and multivariate testing company. Under the terms of the agreement, Omniture will pay $65 million for all of the outstanding capital stock of Offermatica, including all outstanding options, warrants and any other rights to acquire Offermatica capital stock.
The acquisition is a key part of Omniture’s strategy to deliver the most comprehensive solution for optimizing online business. Offermatica leverages Omniture’s recent acquisition of Touch Clarity as the two are highly complementary and together address the spectrum from A/B testing and multivariate testing to behavioral targeting. Offermatica enables companies to define and test the structure and elements of their sites, and Omniture TouchClarity™ enables companies to deliver the optimal content to any individual at any time. Previously, if a marketer wanted to test various versions of their site, the process was very manual and cumbersome. Offermatica dramatically changes this by placing easy-to-use testing tools in the hands of front-line marketers, expanding their ability to quickly take action. Once this optimum design is achieved, TouchClarity can apply highly sophisticated algorithms to determine the content that is shown to a specific visitor at a specific time. This combination, with Omniture’s analytics as the underlying foundation, provides the industry’s first and only integrated site optimization suite.
With this latest move, Omniture will strengthen its position as the industry leader, expanding its market opportunities to both new and existing customers, and enhanced operational capacity by adding approximately 70 Offermatica personnel to its engineering, operations, client services, sales and marketing teams.
“A year ago it became very clear to us that our customers wanted to leverage their data through a range of testing and optimization tools. Once we acquired the leading behavioral targeting technology, our customers continued to validate our thinking that in addition to behavioral targeting, A/B testing and multivariate testing were distinct and critical components of their long-term online strategy. Combining these capabilities into a single, integrated offering, built on patented behavioral targeting and testing technology, answers the market need for a complete optimization solution,” said Josh James, CEO and co-founder of Omniture. “We now have the first and only integrated site optimization suite with all the testing and targeting capabilities marketers need to optimize customer experience and deliver improved online performance.”

Offermatica, headquartered in San Francisco, California, provides on-demand testing technology that supports A/B split tests or sophisticated multivariate approaches to test visitor response to real-time changes in online content, allowing online marketers to quickly make changes that maximize conversion. Offermatica’s more than 100 clients include companies like AIG, Circuit City, CNET, ELOAN, Intuit, Monster.com, Polo.com, Skype, T-Mobile, VeriSign and Williams Sonoma. Prior to this transaction, Offermatica was a member of the Omniture Genesis Network, and its technology had already been integrated with Omniture SiteCatalyst® through Omniture Genesis™, a solution designed to automate the integration of marketing applications into the Omniture Online Business Optimization Platform.
“We believe Omniture is the leader in online business optimization and is the right company to bring testing and targeting together,” said Matt Roche, CEO of Offermatica. “We are radically changing the speed at which marketers can react to and capitalize on their own data, and the vision we share with Omniture offers a compelling value proposition for customers at any stage of their optimization strategy.”
At closing, Omniture will deliver $35 million of the consideration in shares of Omniture common stock and $30 million in cash, $8 million of which will be placed in escrow to secure indemnity obligations of the Offermatica stockholders. The transaction, which is subject to customary closing conditions and regulatory approvals, is expected to close in the fourth quarter of 2007 and will be accounted for as an acquisition of a business under U.S. GAAP accounting rules. Omniture expects to provide updated fourth quarter guidance when it announces its financial results for the third quarter.
Conference Call and Webcast Information
Omniture will host a conference call to discuss this transaction, today at 8:00 a.m. (Eastern Time). The live discussion can be accessed by dialing (866) 800-8649, or (617) 614-2703 for international callers. The access code is 10120711. A Web cast of the conference call will also be available on Omniture’s investor relations Web site located at www.OMTR.com. A replay of the conference call will be accessible by telephone after 10:00 a.m. (Eastern Time) by dialing (888) 286-8010 or (617) 801-6888 for international callers using reservation number 13471543. The conference call will also be archived on the Omniture’s investor relations Web site. The replay will be available until September 21, 2007.
About Omniture
Omniture, Inc. is a leading provider of online business optimization software, enabling customers to manage and enhance online, offline and multi-channel business initiatives. Omniture’s software, which it hosts and delivers to its customers as an on-demand service, enables customers to capture, store and analyze information generated by their Web sites and other sources and to gain critical business insights into the performance and efficiency of marketing and sales initiatives and other business processes. In addition, Omniture offers a range of professional services that complement its online services, including implementation, best practices, consulting, customer support and user training through Omniture University™. Omniture’s more than 2,500 customers include eBay, AOL, Wal-Mart, Gannett, Microsoft, Neiman Marcus, Oracle, Countrywide Financial, General Motors, Sony and HP. www.omniture.com

Note on Forward-looking Statements
Management believes that certain statements in this release may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, including, but not limited to, statements regarding our business strategy, our expectations with respect to the closing of the transaction, the benefits of this transaction to Omniture and its customers and strategic partners, future revenue from the combined company, integration, support and marketing plans relating to Offermatica products, services and technologies, continuing customer demand for our services, our leadership in the market for on-demand, online business optimization services, including web analytics, our ability to capitalize on market trends. These statements are based on current expectations and assumptions regarding future events and business performance and involve certain risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the failure of the conditions precedent to the closing of the transaction, the potential that Omniture or its customers may not realize the benefits Omniture currently expects from the Offermatica acquisition and other acquisitions, the risk that the expected revenue from sale and license of the Offermatica products and services is not realized, risks inherent in the integration and combination of complex products or technologies, the ability to continue to provide customer support to users of Offermatica’s product and services, risks associated with our acquisition strategy and disruptions in our business and operations as a result of acquisitions, risks associated with changes in the demand for our services, our ability to continue to attract new customers and sell additional services to our existing customers, the continued adoption by customers of our SiteCatalyst service and other product and service offerings, the significant capital requirements of our business model that make it more difficult to achieve positive cash flow and profitability if we continue to grow rapidly, our ability to develop or acquire new services, possible fluctuations in our operating results and rate of growth, the continued growth of the market for on-demand, online business optimization services, changes in the competitive dynamics of our markets, the inaccurate assessment of changes in our markets, errors, interruptions or delays in our services or other performance problems with our services, our ability to hire, retain and motivate our employees and manage our growth, our ability to effectively expand our sales and marketing capabilities, our ability to develop and maintain strategic relationships with third parties with respect to either technology integration or channel development, our ability to expand the sales of our services to customers located outside the United States, our ability to implement and maintain proper and effective internal controls, the adoption of laws or regulations, or interpretations of existing law, that could limit our ability to collect and use Internet user information, and the blocking or erasing of “cookies”; and such other risks as identified in Omniture’s quarterly report on Form 10-Q for the period ended June 30, 2007, and from time to time in other reports filed by Omniture with the U.S. Securities Exchange Commission. These reports are available on our Web site at www.omtr.com. Omniture undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.